Restructuring and Other	3 Months Ended
Mar. 31, 2014
Restructuring and Related Activities [Abstract]
Restructuring and Other
Restructuring and Other
In connection with the announced realignment of our operating segments effective January 1, 2014, in the fourth quarter of 2013 we initiated a workforce reduction plan which will result in a reduction of approximately 230 employees worldwide. Payments under this workforce reduction plan are expected to occur through 2014. We had the following activity in our recorded workforce reduction liabilities for the three months ended March 31, 2014 (in thousands):

Beginning balance at December 31, 2013	$39,104
Workforce reduction charges	—
Payments	(19,069)
Amount reversed to income(a)	(940)
Foreign currency translation	(57)
Ending balance at March 31, 2014	$19,038
Amounts reported in Accrued expenses	$19,038

(a)	Amount reversed to income reflects adjustments based on actual timing and amount of final settlements.

During the first quarter of 2014 we initiated action to reduce high cost supply capacity of certain aluminum alkyl products, primarily through the termination of a third party manufacturing contract. Based on the contract termination, we estimate costs of approximately $14.0 million (recorded in Accrued expenses at March 31, 2014) for contract termination and volume commitments. Additionally, we have recorded an impairment charge of $3.0 million for certain capital project costs also related to aluminum alkyls capacity which we do not expect to recover. After income taxes, these charges were approximately $11.1 million.